UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 3, 2006

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 .  Entry into a Material Definitive Agreement.

Coca-Cola Enterprises Inc. grants various awards under its 2004 Stock Award Plan.  Forms of award grant agreements under which the awards to the chief executive officer and other named executive officers may be made are attached to this report as exhibits and are incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

10.1	Stock option grant agreement (chief executive officer)
10.2	Deferred stock unit grant agreement (chief executive officer)
10.3	Stock option grant agreement (senior officers)
10.4	Deferred stock unit grant agreement (senior officers)
10.5	Stock option grant agreement (senior officer residing in the United Kingdom)
10.6	Deferred stock unit grant agreement (senior officer residing in the United Kingdom)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: August 2, 2006	By:	/S/ JOHN J. CULHANE
John J. Culhane Executive Vice President and General Counsel

EXHIBIT INDEX

10.1	Stock option grant agreement (chief executive officer)
10.2	Deferred stock unit grant agreement (chief executive officer)
10.3	Stock option grant agreement (senior officers)
10.4	Deferred stock unit grant agreement (senior officers)
10.5	Stock option grant agreement (senior officer residing in the United Kingdom)
10.6	Deferred stock unit grant agreement (senior officer residing in the United Kingdom)